Exhibit 99.1
GLG Partners, Inc. Lehman Brothers Global Financial Services Conference New York City September 8, 2008

FORWARD-LOOKING STATEMENTS This presentation contains statements relating to future results (including certain projections and business trends) of GLG Partners, Inc. ("GLG") that are forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: market conditions for GLG managed investment funds; performance of GLG managed investment funds, the related performance fees and the associated impacts on revenues, net income, cash flows and fund inflows/outflows; the cost of retaining GLG's key investment and other personnel or the loss of such key personnel; risks associated with the expansion of GLG's business in size and geographically; operational risk; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on GLG's resources; risks related to the use of leverage, the use of derivatives, interest rates and currency fluctuations, as well as other risks and uncertainties, including those set forth in GLG's filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and GLG undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

GLG OVERVIEW GLG is a NYSE-listed, US public company with operations in London, New York and the Cayman Islands. The company accessed the public markets through a reverse acquisition transaction in November 2007. GLG is one of the world's leading alternative asset managers Over $23 billion in net assets under management ("AUM")(1) as of June 30, 2008 Strong and sustained investment performance with approximately 16% net annual returns in alternative strategies since 1997 39% CAGR in net AUM since 2002; 42% since 2005 Deep and talented team of investment professionals GLG is trading on the NYSE under the symbol "GLG" Equity market capitalization is approximately $2.6 billion(2) ($2.5 billion common equity and $0.1 billion in warrants) The common equity public float is roughly $473 million(2) Management, directors, officers, key personnel and employees beneficially own over 60% of GLG's shares Notes: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 2. Based on GLG's share price of $8.29 and warrant price of $2.25 as of August 29, 2008, and shares and warrants outstanding as at August 4, 2008. 1

GLG IS A LEADING ALTERNATIVE ASSET MANAGER GLG is a multi-strategy alternative asset manager based in London with over $23 billion in net AUM as of June 30, 2008(1) One of the largest independent alternative asset managers in the world Focus on equity, emerging markets, macro, and convertible and credit strategies in over 40 funds comprising both alternative and long-only strategies Attractive foundation of ultra-high net worth / high net worth clients representing roughly half of GLG's AUM Over 360 people(2), including 125 investment professionals, located in London, New York and the Cayman Islands Founded in 1995 with a long history of strong and sustained investment performance Winner of numerous major industry awards including: GLG Partners LP Winner 2006 and 2007 No. 1 Hedge Fund (Based on All Votes) GLG Partners LP Winner 2006 Best Hedge Fund Manager Notes: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 2. Includes contractors and temporary personnel. 2 GLG Global Convertible UCITS D GLG Partners LP Winner 2008 Best Fund over 5 Years Bond Convertibles Global GLG Technology Fund Winner 2007 No. 1 Buyside Individual Telecom Equip/ IT Hardware GLG Utilities Fund Winner 2007 No. 1 Buyside Individual Utilities GLG Partners LP Winner 2008 No. 1 Pan-European Hedge Fund

A DIFFERENTIATED INVESTMENT APPROACH Heavy emphasis on fundamental research, tactical trading and a vast network of industry and street contacts. The scale of GLG drives significant access. Investment professionals work on large open research/trading floors. Investment strategies have dedicated investment and risk professionals though culture, compensation and physical layout are designed to facilitate real time information flow and collaboration. Risk and controls infrastructure is tailored at the fund level (limits for net and gross exposure, position concentrations, VAR), monitored by distinct risk managers and reviewed at the firm level by the Risk Committee, David Benjamin (Head of Risk) and Emmanuel Roman, Co-CEO. 3

MULTI-STRATEGY MODEL

AUM breakdown by investment strategy

- Single Manager Alternative Strategy Funds (21) 64%
- Long-Only Funds (16) 17%
- Managed Accounts 7%
- Internal FoHFs (3) 8%
- External FoHFs (6) 2%
- Cash and Individual Securities 2%



Single Manager Alternative Strategy Funds (21) 64%

Sub-breakdown of single manager alternative strategy funds



- Equity Long-Short Funds (13) 49%
- Macro Fund (1) 26%
- Multi-Strategy Arbitrage Fund (1) 13%
- Mixed Asset Long-Short Funds (3) 8%
- Convertible Bond Fund (1) 2%
- Credit Long-Short Funds (2) 2%

1997
- GLG Balanced
- GLG Capital Appreciation
- GLG Performance
- GLG Global Convertible
- GLG Opportunity *(restructured into the GLG Global Opportunity Fund in 2002)*

1998
- GLG Market Neutral

1999
- GLG European Equity
- GLG Global Convertible UCITS
- GLG Capital Appreciation *(Distributing)*
- GLG Performance *(Distributing)*

2000
- GLG European Long-Short
- GLG Global Aggressive

2001
- Prescient Alpha

2002
- GLG European Opportunity
- GLG North American Opportunity
- GLG Financials
- GLG Technology
- GLG Credit

2003
- GLG Multi Strategy
- GLG MMI Enhanced

2004
- GLG Japanese Long-Short
- GLG Global Futures
- GLG North American Equity

2005
- GLG Alpha Select
- GLG Emerging Markets
- GLG Consumer
- GLG MMI Japanese Opportunity
- GLG Global Utilities
- GLG Global Convertible UCITS *(Distributing)*

2006
- GLG Event Driven
- GLG Absolute Return Bond
- GLG MMI Directional
- GLG Esprit
- GLG UK Select Equity

2007
- GLG MMI Enhanced II
- GLG Emerging Markets Special Situations
- GLG Environment
- GLG Alpha Capture
- GLG UK Select Equity *(Distributing)*
- GLG Loan Fund
- GLG Emerging Equity Fund
- GLG Emerging Currency and Fixed Income Fund

2008
- GLG Global Mining
- GLG MMI Select
- GLG Euro Equity UCITS III
- GLG Performance UCITS III
- GLG Performance (Institutional) Fund

Notes: Data as at June 30, 2008 based on gross AUM. See "Description of Gross and Net Assets Under Management" in Appendix for definition of "gross AUM".
Figures in parentheses indicate number of funds within each strategy.

4

INVESTMENT RETURNS

STRONG AND SUSTAINED TRACK RECORD OF INVESTMENT PERFORMANCE Since the first fund launched in 1997, GLG has achieved a 15.9% net-of-fees annualized dollar-weighted return on its alternative strategies through June 2008 Rebased Index Value Note: Dollar-weighted average returns are calculated as the composite performance of all constituent funds, weighted by the sum of month end fund AUM and fund net inflows on the subsequent dealing day. Performance measured by core class in each fund. First GLG fund began trading in January 1997; as a result, indices are rebased to 100 as at January 1, 1997 with monthly datapoints through to June 30, 2008. Annualized returns calculated on basis of monthly pricing data. 5 Ann. Return 1H 2008 2Q 2008 2007 2006 2005 2004 15.9 (4.2) (0.5) 19.3 19.5 10.4 8.2 14.0 (5.3) (0.2) 16.6 17.1 12.5 8.8 9.6 0.5 2.6 12.6 13.9 7.6 9.6 4.8 0.2 (2.3) 4.0 0.8 3.7 4.9 4.3 (12.8) (3.2) 3.5 13.6 3.0 9.0 3.9 (20.6) (5.2) 0.1 16.5 22.8 9.4 3.7 (14.0) (1.8) 2.8 13.5 13.7 9.5 Alternative (%) Total (%) 1H 2008 (4.2) (5.3) 2Q 2008 (0.5) (0.2) 2007 19.3 16.6 2006 19.5 17.1 2005 10.4 12.5 2004 8.2 8.8

2008 PERFORMANCE 6 All GLG Funds (excluding FoFs) Alternative Strategy Funds Long Only Strategy Funds MSCI World Index S&P 500 YTD through August (estimated) (11.0)% (10.3)% (15.3)% (14.8)% (12.6)% 1H 08 (5.3)% (4.2)% (11.0)% (14.0)% (12.8)% 2Q 08 (0.2)% (0.5)% 0.1% (1.8)% (3.2)% *EXCLUDING THE GLG EMERGING MARKETS FUND* *EXCLUDING THE GLG EMERGING MARKETS FUND* *EXCLUDING THE GLG EMERGING MARKETS FUND* *EXCLUDING THE GLG EMERGING MARKETS FUND* *EXCLUDING THE GLG EMERGING MARKETS FUND* *EXCLUDING THE GLG EMERGING MARKETS FUND* YTD through August (estimated) (8.1)% (5.5)% (15.3)% (14.8)% (12.6)% H1 08 (3.5)% (0.8)% (11.0)% (14.0)% (12.8)% Q2 08 1.8% 2.3% 0.1% (1.8)% (3.2)% DOLLAR-WEIGHTED COMPOSITE RETURNS Note: Dollar-weighted average returns are calculated as the composite performance of all constituent funds, weighted by the sum of month end fund AUM and fund net inflows on the subsequent dealing day. Performance measured by core class in each fund.

GLG'S EMERGING MARKETS TRANSITION OPTIMIZED WITH RECENT JOINERS Greg Coffey and Team's previously announced departure scheduled for the end of October Driss Ben-Brahim - joined to develop a special situations platform, including manage GLG's existing special situations product, as well as a global macro platform; previously a Partner and Head of the Emerging Markets trading business at Goldman Sachs Karim Abdel-Motaal - joined as a Senior Portfolio Manager and Co-Head of GLG's emerging markets business excluding its special situations product; previously Global Co- Head of Emerging Markets Sales and Trading at Morgan Stanley Bart Turtelboom - joined as a Senior Portfolio Manager and Co-Head of GLG's emerging markets business excluding its special situations product; previously Global Co-Head of Emerging Markets Sales and Trading at Morgan Stanley Jamil Baz - joined as our Chief Investment Strategist; previously a Portfolio Manager and senior member of PIMCO 7

SUBSTANTIAL NET RETURNS, WITH MODERATE INTER-FUND CORRELATION, SINCE INCEPTION

	Gross AUM	Inception Date	Perf. Since Inception	Net Ann. Return	Fund return correlations[1]								
					Emerging Markets	European Long Short	Market Neutral	Alpha Select	Emerging Markets SS	European Equity	Global Convertible UCITS	S&P 500 Index	MSCI World Index
Alternative Strategies													
Emerging Markets *(No comparable index)*	$4.7bn	Nov 2005	176.2%	46.4%	1.00	0.59	0.63	0.11	0.28	0.33	0.40	0.10	0.16
European Long-Short *MSCI Europe Index*	$3.8bn	Oct 2000	149.9% *(25.1%)*	12.5% *(3.7%)*	0.59	1.00	0.57	0.32	0.41	0.27	0.22	0.01	0.10
Market Neutral *MSCI World Index*	$2.3bn	Jan 1998	460.7% *43.5%*	17.9% *3.5%*	0.63	0.57	1.00	0.05	0.39	0.32	0.55	0.19	0.29
Alpha Select Fund *FTSE 100 Index*	$1.4bn	Sep 2004	55.0% *26.2%*	12.1% *6.3%*	0.11	0.32	0.05	1.00	(0.20)	0.13	0.12	(0.13)	(0.04)
Emerging Market SS *(No comparable index)*	$1.0bn	Jan 2002	39.7%	30.5%	0.28	0.41	0.39	(0.20)	1.00	0.36	0.27	0.33	0.30
Long-only Strategies													
European Equity *MSCI Europe Index*	$1.6bn	Feb 1999	125.7% *0.4%*	9.1% *0.0%*	0.33	0.27	0.32	0.13	0.36	1.00	0.78	0.77	0.87
Global Convertible UCITS *ML Global 300 Convertible Index* *MSCI World Index*	$0.9bn	Mar 1999	98.4% *52.9%* *3.9%*	7.6% *4.7%* *0.4%*	0.40	0.22	0.55	0.12	0.27	0.78	1.00	0.67	0.74

Notes: Data as at June 30, 2008. Funds listed represent seven of GLG's largest funds excluding fund of funds and managed accounts. AUM figures include distributing variants of funds, where applicable. Returns data are for core class in non-distributing funds and are calculated on basis of daily pricing data, where applicable.
1. Correlations calculated based on monthly returns from fund inception date to June 30, 2008.

8

ASSET FLOWS

SIGNIFICANT AUM GROWTH GLG's net AUM(1) have grown at a CAGR of 39% since December 2002 With $23.7 billion in net AUM as of June 30, 2008, GLG is one of the world's largest alternative asset managers Note: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 9 Net AUM CAGR: 39% Net AUM (in billions)

STRONG RECORD OF ORGANIC GROWTH Dedicated team of experienced marketing professionals Registered GLG Inc. with SEC as investment adviser in January 2008 permitting GLG to accept US clients Strategic investors in Istithmar and Sal. Oppenheim Good pipeline: initial Banca Fideuram mandate of $3 billion is scheduled to start funding on October 1, 2008 Emerging Markets transition: maintaining initial assessment of $3 billion to $4 billion in outflows from the emerging markets funds 10 2004 NET INFLOWS 2.3 BN (1.4) BN 2.6 BN 6.1 BN 0.8 BN (0.6) BN 3%* (2)%* * Quarterly data has not been annualized 2005 2006 2007 Q1 08 Q2 08

FINANCIAL SUMMARY

($ MM except per share amounts)	2Q 2008	2Q 2007	% Change in Quarters	1H 2008	1H 2007	% Change in Halves
Opening Net AUM	24,646	16,065		24,612	15,154	
Inflows (net of redemptions)	(629)	1,509		138	1,518	
Performance (gains net of losses and fees)	(269)	848		(1,818)	1,693	
Currency translation impact (non US$ AUM expressed in US$)	(80)	143		736	220	
Closing Net AUM	23,668	18,585	27.4%	23,668	18,585	27.4%
Average net AUM(1)	24,157	17,335	39.4%	24,309	16,608	46.4%
Management fees	90.6	63.0	43.8%	189.4	120.3	57.4%
Performance fees	78.2	340.5	(77.0%)	82.9	343.0	(75.8%)
Administration fees	20.4	14.0	45.7%	42.7	26.7	60.0%
Other	(0.4)	0.5	(191.9%)	5.2	1.0	436.9%
Total net revenues and other income	**188.8**	**418.0**	**(54.8%)**	**320.2**	**491.0**	**(34.8%)**
Compensation, benefits and profit share	(236.7)	(240.6)	(1.6%)	(549.7)	(272.1)	102.1%
General, administrative and other	(30.2)	(28.0)	8.0%	(60.5)	(53.7)	12.6%
Net interest (expense) income	(4.1)	0.2	(2487.1%)	(8.2)	1.6	(594.9%)
Income tax (expense)	(3.3)	(25.0)	86.8%	(9.5)	(28.3)	66.4%
GAAP net income (loss) before minority interests	**(85.5)**	**124.6**	**(168.6%)**	**(307.7)**	**138.6**	**(322.1%)**
Add: Acquisition-related compensation expense(2)	140.3	-		400.5	-	
Deduct: Tax effect of Acquisition-related compensation expense	(5.5)	-		(5.5)	-	
Deduct: Cumulative dividends	(5.2)	-		(9.3)	-	
Non-GAAP adjusted net income(2)	**44.2**	**124.6**	**(64.5%)**	**78.0**	**138.6**	**(43.7%)**
Non GAAP weighted average fully diluted shares	314.6	333.9		322.2	333.9	
Non GAAP adjusted net income divided by non GAAP weighted average fully diluted shares	0.14	0.37	(62.2%)	0.24	0.42	(42.9%)

Notes: 1. Calculated as a 2 point average for the quarter and 5 point average for the year.
2. See the appendix for a description of this non-GAAP financial measure.

11

KEY PERFORMANCE RATIOS 12 2Q 2008 2Q 2007 1H 2008 1H 2007 Management fees and Administration fees / Avg. net AUM(1) 1.84% 1.78% 1.91% 1.77% Total net revenues and other income / Avg. net AUM(2) 3.13% 9.65% 2.63% 5.91% Compensation, benefits and profit share less Acquisition-related compensation expense(3) / Total net revenues and other income 51.0% 57.6% 46.6% 55.4% General, administrative and other expenses / Total net revenues and other income 16.0% 6.7% 18.9% 10.9% Non GAAP adjusted net income(3) / Total net revenues and other income 23.4% 29.8% 24.4% 28.2% "Effective" tax rate (sum of income taxes, cumulative dividends and tax effect of Acquisition-related compensation expense divided by the sum of adjusted net income, income taxes, cumulative dividends and tax effect of Acquisition-related compensation expense ) 23.9% 16.7% 23.7% 17.0% Note: 1. Ratios annualized for quarterly periods. Average net AUM for a given period is calculated as a 2 point average for the quarters and 5 point average for the years. 2. Since performance fees are only recognized when they crystallize, typically on June 30th and December 31st, total net revenues and other income captures first half performance fees in 2Q and second half performance fees in 4Q. 3. See the appendix for a description of this non-GAAP financial measure.

GLG'S KEY GROWTH STRATEGIES Extend Strong Investment Track Record Dedicated to achieving substantial absolute returns for clients Committed to recruiting, training, retaining and motivating the top investment talent in the world Expand Investment Products and Strategies Continued emphasis on innovation and responsiveness to market opportunities and client demands Focused on continuing to grow the number of funds and strategies (currently over 40 fund products) Averaged five new product launches per year over the last five years Build on Success in Europe and UK to Penetrate Other Major Markets Expand client relationships and distribution capabilities in the US, Middle East and Asia, regions where GLG currently has modest representation but sees significant growth opportunities For example, the US currently represents 57% of global alternative assets(1), but a de minimus portion of GLG's AUM Registered GLG Inc., a wholly owned subsidiary, with the SEC as a US investment advisor in January 2008, permitting GLG to accept U.S. clients. Leverage strategic investors: Istithmar and Sal. Oppenheim Note: 1. Source: Hedge Fund Research, Inc. 13

GLG IS A WORLD-CLASS FRANCHISE Leading Alternative Investment Manager GLG Team and Culture Multi-Strategy Approach Including Long-Only Products Strong and Sustained Investment Performance World-Class Client Base Rigorous Risk Management and Controls Management Depth, Experience and Commitment 14

APPENDIX

HISTORY OF GLG GLG was founded by Noam Gottesman, Pierre Lagrange and Jonathan Green in 1995 as a division of Lehman Brothers Founders had worked together at Goldman Sachs Private Client Services since late 1980s GLG began to offer fund products in early 1997 Became an independent business in 2000, with Lehman Brothers initially holding a 20% minority interest (currently 11%) Since 2000, GLG has made considerable investments developing a cohesive investment management team and robust platform Headcount growth from 55 in 2000 to over 360 today GLG accessed the public markets through a reverse acquisition transaction with Freedom in November 2007 15

TWO IMPORTANT STRATEGIC INVESTORS: ISTITHMAR AND SAL. OPPENHEIM Istithmar and Sal. Oppenheim each own approximately 2% equity stakes purchased from a former GLG principal in August 2007. Both are investors in GLG managed funds Istithmar Government of Dubai-owned private equity and alternative investment firm Headquartered in Dubai, UAE with offices in New York and Shanghai Intend to focus relationship on broadening GLG's Middle Eastern distribution, product development and investment opportunities Sal. Oppenheim Europe's largest independent private bank Headquartered in Cologne, Germany and family owned since its foundation in 1789 Focus on asset management and investment banking Intend to focus relationship on product development tailored for the German market 16

TAXES GLG will not be impacted by proposed US tax legislation regarding the taxation of publicly-held private equity firms and hedge funds structured as partnerships. As a US corporation, GLG pays and will pay US corporate taxes GLG will not be impacted by possible US tax legislation regarding the tax rates imposed on "carried interest" earnings. GLG earns fee income and does not receive a "carried interest" GLG expects its "effective" tax rate (sum of income taxes, cumulative dividends(1) and tax effect of Acquisition-related compensation expense divided by sum of adjusted net income, income taxes, cumulative dividends and tax effect of Acquisition-related compensation expense) to be in the range of 20% to 25% over the next three years, but the "effective" tax rate will depend on a number of factors: Jurisdictions in which GLG does business and the income taxes in those jurisdictions Relative growth rates in earnings in the jurisdictions in which GLG does business GLG's low expected "effective" tax rate going forward is largely the result of the asset basis step-up and associated 15-year goodwill amortization deduction for US tax purposes as a result of the reverse acquisition transaction (approximately $216 million per year) 17 Note: 1. Cumulative dividends are distributions payable to the holders of exchangeable shares of FA Sub 2 Limited, a subsidiary of GLG Partners, Inc, in respect of our estimate of the net taxable income of FA Sub 2 Limited allocable to such holders multiplied by an assumed tax rate.

Q2 08 * FOREIGN CURRENCY IMPACT ON AUM GLG typically offers multi currency share classes to its investors in each of its funds As of June 30, 2008, the AUM split was approximately 40% Euro 60% Dollar- denominated with a de minimis amount of other currencies 18 FX IMPACT in $ 0.4 BN (0.7) BN 0.7 BN 1.0 BN 0.8 BN (0.08) BN * Quarterly data has not been annualized Q1 08 * 2004 2005 2006 2007

SUMMARY OF GLG WARRANTS (NYSE: GLG/WS) Public Offering Warrants Founders' Warrants Sponsors' Warrants Co-Investment Warrants Outstanding(1) 32,984,674 12,000,003 4,500,000 5,000,000 Exercise Price $7.50 $7.50 $7.50 $7.50 Exercise Period(2) December 21, 2007 until December 28, 2011 Closing price > $14.25 for 20 trading days within a 30 trading day period beginning 90 days after a Business Combination Same as Public Offering Warrants Same as Public Offering Warrants Redemption Conditions All outstanding warrants are redeemed Closing price >$14.25 on each of 20 trading days within any 30 trading day period ending on the third business day prior to the date the redemption notice is given N/A as long as held by founders or their permitted transferees N/A as long as held by founders or their permitted transferees Same as Public Offering Warrants Redemption Notice No less than 30 days prior to redemption N/A N/A Same as Public Offering Warrants Redemption Price $0.01 per warrant N/A N/A Same as Public Offering Warrants "Cashless Exercise" Only applicable to warrants exercised in a redemption period If Public Offering Warrants become exercisable and are called for redemption, founders and sponsors will agree to amend to provide for cashless exercise Same as Founders' Warrants Same as Public Offering Warrants 19 Notes: 1. As of August 4, 2008. 2. All warrants will expire on December 28, 2011.

WARRANT / SHARE REPURCHASE PROGRAM(1) GLG has repurchased approximately 14.3 million warrants at a total cost of roughly $82.9 million, or an average cost of $5.80 per warrant. Repurchases represented approximately 19% of the warrants outstanding as of the closing of the reverse acquisition transaction. No warrants were repurchased during Q2. 5.5 million warrants have been exercised at $7.50 per share for an aggregate exercise price of $41.4 million. During Q2, no warrants were exercised. Giving effect to repurchases and warrant exercises, approximately one quarter of the warrants outstanding as of the closing of the reverse acquisition transaction have been retired or converted into common stock. GLG has repurchased 0.3 million shares of GLG common stock for an aggregate cost of $4.0 million. On August 4, 2008, the Board of Directors approved a six month extension of the existing stock and warrant repurchase program under which approximately $117.0 million remains available for such repurchases through February 4, 2009. 20 November 2, 2007 August 29, 2008 Non-GAAP fully diluted shares outstanding(2): Assuming the August 29, 2008 price of $8.29 311.9 million 311.3 million Note: 1. All repurchase and warrant exercise information is as of August 4, 2008. 2. See the appendix for a description of this non-GAAP financial measure and a reconciliation to GAAP fully diluted shares. Uses warrants and shares outstanding as of dates referenced.

NON GAAP WEIGHTED AVERAGE FULLY DILUTED SHARES AT DIFFERENT SHARE PRICES Notes: 1. See the appendix for a description of this non-GAAP financial measure and a reconciliation to GAAP fully diluted shares. Uses shares and warrants outstanding as of August 4, 2008. 2. At the August 29, 2008 GLG share price of $8.29, non GAAP weighted average fully diluted shares were 311.3 million. Share price Non GAAP fully diluted shares (1) $7.00 302.2 million $7.50 306.1 million $8.00 309.5 million $8.50 312.5 million $9.00 315.2 million $9.50 317.6 million $10.00 319.7 million $10.50 321.7 million $11.00 323.5 million $12.00 326.5 million $13.00 329.2 million $14.00 331.4 million $15.00 333.4 million 21

MARKET CAPITALIZATION 2Q 2008 1Q 2008 2Q 2007 Outstanding (MM) Issued and outstanding common stock 245.7 247.4 171.6 FA Sub 2 Limited Exchangeable Shares 58.9 58.9 58.9 Total 304.6 306.3 230.5 Warrants 54.5 54.5 - Equity Market Capitalization(1) ($MM) Common equity market capitalization(2) 2,376 3,636 - Warrant market capitalization 108 248 - Total equity capitalization 2,484 3,884 - Notes: 1. Based on quarter-ending prices. 2. Assumes conversion of FA Sub 2 Limited Exchangeable Shares. 22

COMPOSITION OF ASSETS UNDER MANAGEMENT 23 Note: Inflows over a period can distort performance figures when expressed as a percentage of opening net AUM. ($ MM)

GROSS AUM LEVELS OF ALL GLG FUNDS AS OF JUNE 30, 2008 24 Note: See "Description of Gross and Net Assets Under Management" in Appendix for definition. Note: See "Description of Gross and Net Assets Under Management" in Appendix for definition.

DESCRIPTION OF GROSS AND NET ASSETS UNDER MANAGEMENT GLG's funds make use of fund-in-fund reinvestment in the following ways: GLG's internal fund of hedge fund ("FoHF") products invest substantially all of their assets in GLG's single-manager alternative or long-only fund products; GLG's external FoHF products may invest a small proportion of their assets in GLG's single-manager alternative or long-only funds; and GLG's single-manager alternative fund products may invest some proportion of their assets in other GLG single-manager alternative fund products Gross AUM presentation includes assets invested from other GLG Funds Net AUM presentation is net of assets invested from other GLG Funds 25

DESCRIPTION OF NON-GAAP WEIGHTED AVERAGE FULLY DILUTED SHARE COUNT 26 Non GAAP weighted average fully diluted shares: GLG's management assesses business performance per share based on the measure "non GAAP weighted average fully diluted shares outstanding," which adjusts average fully diluted shares outstanding under GAAP for (1) the unvested shares issued pursuant to our equity participation plan, which are recorded under GAAP as treasury shares, but upon which we will pay dividends; (2) unvested shares awarded under our 2007 Restricted Stock Plan and our 2007 Long-Term Incentive Plan upon which we will pay dividends; (3) the impact on the weighted average fully diluted shares outstanding of including all of the 69 million outstanding shares of Freedom common stock immediately prior to the closing of the acquisition by Freedom from January 1, 2006 rather than from November 2, 2007; and (4) the impact of including all 74 million Freedom warrants outstanding immediately prior to the closing of the acquisition by Freedom of GLG Partners LP and associated entities as outstanding from January 1, 2006, rather than from November 2, 2007, in determining the weighted average number of warrants outstanding in each period, and applying the treasury stock method to determine the number of fully diluted shares outstanding under such warrants applying the stock price on November 2, 2007 for all dates prior to November 2, 2007. Non GAAP weighted average fully diluted shares is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP fully-diluted shares outstanding or in calculating GAAP earnings per share. Non GAAP weighted average fully diluted shares is a non GAAP financial measure that we use internally to measure the number of shares on which we expect to pay dividends plus the warrants outstanding under the treasury stock method.

RECONCILIATION OF NON-GAAP WEIGHTED AVERAGE FULLY DILUTED SHARES 27 Notes: 1. Reflects weighted average diluted shares outstanding eligible to receive common dividends or the equivalent plus diluted warrants outstanding under the treasury stock method. 2. Uses the November 2, 2007, the date the reverse acquisition transaction closed, price of $13.70 and share count of 230,467,891 for all prior periods. 3. Assumes conversion of FA Sub 2 Limited Exchangeable Shares

LIMITED PARTNER PROFIT SHARE ARRANGEMENT Mid-2006, GLG entered into partnerships with a number of its key personnel These individuals: Ceased being employees and became holders of direct or indirect limited partnership interests in GLG entities and provide services to GLG directly or through two limited liability partnerships Are entitled to: Priority drawings paid as a partnership draw: a fixed base limited partner profit share and a variable limited partner profit share which is contractually linked to management fees and performance fees attributable to the individuals concerned. Discretionary limited partner profit share which is determined by management in its sole discretion 28

ACQUISITION-RELATED COMPENSATION EXPENSE Following the reverse acquisition transaction, and as required by SFAS 123(R), GLG's GAAP compensation, benefits and profit share expense reflects share-based and other compensation recognized in respect of: the equity participation plan (including with respect to the cash portion of the awards under the plan in the aggregate amounts of $69 million, $16 million and $7 million for the three 12-month periods beginning with the consummation of the acquisition). Related expenses will end in 2010(1). 10,000,000 shares allocated for the benefit of employees, service providers and certain key personnel under the Restricted Stock Plan. Related expenses will end in 2011(2). shares allocated for the benefit of employees and certain key personnel under the 2007 LTIP. Related expenses will end in 2013(3). the agreement among the Principals and Trustees. Related expenses will end in 2012(4). Additionally, GLG subtracts any compensation expense related to dividends paid on unvested shares. Compensation expense is only booked in accordance with SFAS 123(R) on dividends on unvested shares that are ultimately not expected to vest. 29 Notes: 1. Vesting period lasting three years. 2. Vesting period lasting four years. 3. Vesting period lasting six years. 4. Vesting period lasting five years.

COMPENSATION, BENEFITS AND PROFIT SHARE Under GAAP, there is a charge to compensation expense for Acquisition-related compensation expense based on certain service conditions. However, GLG's management believes that this charge does not reflect its ongoing core business operations and compensation expense. Instead GLG's management assesses its personnel related expenses based on the measure non GAAP compensation, benefits and profit share, or non GAAP CBP. Non GAAP CBP reflects GAAP compensation, benefits and partner profit share adjusted to exclude Acquisition-related compensation expense in connection with the acquisition by Freedom Acquisition Holdings, Inc. ("Freedom") of GLG Partners LP and associated entities. Non GAAP CBP is not a measure of financial performance under GAAP and should not be considered as an alternative to employee compensation and benefits. 30

ADJUSTED NET INCOME Non GAAP Adjusted Net Income: GLG's management assesses the underlying performance of its business based on the measure "adjusted net income," which adjusts net income before minority interest for (1) the Acquisition-related compensation expense, (2) to the extent that GLG records a tax benefit related to Acquisition-related compensation that is tax deductible for GAAP purposes, the impact of that tax benefit in calculating non GAAP adjusted net income, and (3) the cumulative dividends payable to the holders of exchangeable shares of its FA Sub 2 Limited subsidiary in respect of its estimate of the net taxable income of FA Sub 2 Limited allocable to such holders multiplied by an assumed tax rate. Adjusted net income is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP net income as an indicator of GLG's operating performance or any other measures of performance derived in accordance with GAAP. 31